UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09347

Columbia Funds Master Investment Trust, LLC
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	February 29

Date of reporting period:	February 29, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia International Value Fund

Annual Report for the Period Ended February 29, 2012

Not FDIC insured • No bank guarantee • May lose value

Table of Contents

Fund Profile	1

Performance Information	2

Fund Expense Example	3

Portfolio Managers' Report	4

Portfolio of Investments	6

Financial Statements	7

Financial Highlights	11

Notes to Financial Statements	17

Report of Independent Registered Public Accounting Firm	25

Federal Income Tax Information	26

Columbia International Value Master Portfolio	27

Portfolio of Investments	28

Financial Statements	33

Financial Highlights	36

Notes to Financial Statements	37

Report of Independent Registered Public Accounting Firm	44

Fund Governance	45

Important Information About This Report	53

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

Americans were dispirited in the fourth quarter of 2011 by Washington's inability to reach a plan for deficit reduction and Europe's piecemeal attempt to address its own fiscal issues. Yet, there was sufficient good news to encourage risk taking, buoying both stocks and bonds to solid gains.

U.S. economic data surprised on the upside and fears of recession abated. With the bar of expectations set low, investors responded positively to the announcement that the economy had expanded by 1.8% in the third quarter. Consumer confidence improved, even though consumers remain under pressure with no real increase in disposable income and a continued decline in household net worth. Headline inflation—which tracks a broad range of consumer expenditures, including food and energy—declined. Even manufacturing held its ground.

Against this backdrop, the U.S. equity markets logged solid returns. The S&P 500 Index gained 11.82%, moving into positive territory for the year with quarterly advances in all ten sectors. Mid- and small-cap stocks did even better. Value outperformed growth across all market capitalizations. Energy stocks led the market, as the price of oil moved above $100 a barrel in December. Industrials and materials stocks rose, buoyed by improving economic data. The U.S. fixed-income markets logged modest but solid returns. High-yield bonds were the best performers as the economy showed signs of improvement. Emerging market bonds were strong performers, as inflation came under control in key regions. Municipal bonds and Treasuries eked out only modest gains, as investors moved away from quality in favor of riskier assets.

While fourth quarter gains were encouraging, challenges still remain. Columbia Management, however, remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $326 billion under management as of December 31, 2011. The past year has been one of considerable change for the organization as we worked diligently to align products, services and resources in the integration of Columbia Management with RiverSource Investments. The strong line-up of talent, resources and capabilities that has resulted is highlighted by the success of our products. As of December 31, 2011, Columbia Management offers 52 funds rated either 4 or 5 stars by Morningstar.*

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on our website include:

■  timely economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, a quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

* All ratings are based on Class Z shares as of 12/31/2011. Out of 119 Class Z share Columbia funds rated by Morningstar, 7 funds received a 5-star Overall Rating and 45 funds received a 4-star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund's independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges/loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. ©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia International Value Fund

Summary

•  The fund is a feeder fund that invests all or substantially all of its assets in a master portfolio.

•  For the 12-month period that ended February 29, 2012, the fund's Class A shares returned –9.51% without sales charge.

•  The fund's benchmark, the MSCI EAFE Value Index (Net), returned –9.85% for the same period.1

•  In a challenging period for international stock markets, the fund held up slightly better than the benchmark, aided by security selection and group weights in the pharmaceuticals industry and companies domiciled in Japan.

Portfolio Management

The fund is managed by Columbia Management Investment Advisers, LLC (the Investment Manager). The Investment Manager has retained Brandes Investment Partners, L.P. (Brandes) to serve as investment subadviser to the fund. As an investment subadviser, Brandes makes the investment decisions and manages all or a portion of the Fund. Brandes is an investement adviser registered with the Securities and Exchange Commission. Brandes is not affiliated with the Investment Manager.

The following are the six voting members of Brandes' Large Cap Investment Committee who are jointly responsible for making day-to-day investment decisions for the Fund: Glenn Carlson, Brent Woods, Amelia Morris, Jim Brown, Brent Fredberg, and Jeffrey Germain. Chief Executive Officer (CEO) Glenn Carlson has been with Brandes since 1986, serving as Managing Partner from 1996-2002, co-CEO from 2002-2004, and CEO since 2004. Brent Woods has been with Brandes since 1995, serving as Managing Partner from 1998-2002 and Managing Director of Investments since 2002. Amelia Morris has been with Brandes since 1998, serving as a Senior Research Analyst from 1998-2004, and Director of Investments since 2004. Jim Brown has been with Brandes since 1996, serving as a Senior Research Analyst from 1996-2004, and Director of Investments since 2004. Brent Fredberg has been with Brandes since 1999, serving as an Analyst from 1999-2004, serving as Senior Research Analyst from 2004-2010, and Director of Investments since 2010. Jeffrey Germain has been with Brandes since 2001, serving as a Research Associate from 2001-2004, Senior Research Associate from 2004-2005, Research Analyst from 2005-2010, and Senior Analyst since 2010.

1The MSCI Europe, Australasia and the Far East (EAFE) Value Index (Net) is a subset of the MSCI EAFE Index (Net), and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the underlying MSCI EAFE Index (Net), and consists of those securities classified by Morgan Stanley Capital International, Inc. (MSCI) as most representing the value style, such as higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/29/12

–9.51%

Class A shares (without sales charge)

–9.85%

MSCI EAFE Value Index (Net)

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance Information – Columbia International Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/02 – 02/29/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia International Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/02 – 02/29/12 ($)

Sales charge	without	with
Class A	18,759	17,675
Class B	17,419	17,419
Class C	17,399	17,399
Class I*	18,180	n/a
Class R*	18,208	n/a
Class Z	19,227	n/a

Average annual total return as of 02/29/12 (%)

Share class	A		B		C		I*	R*	Z
Inception	12/27/95		05/22/98		06/15/98		09/27/10	09/27/10	12/27/95
Sales charge	without	with	without	with	without	with	without	without	without
1-year	–9.51	–14.70	–10.28	–14.62	–10.24	–11.11	–12.47	–9.90	–9.35
5-year	–3.60	–4.73	–4.30	–4.55	–4.33	–4.33	–4.20	–3.90	–3.36
10-year	6.49	5.86	5.71	5.71	5.69	5.69	6.16	6.18	6.76

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would have been lower.

Class I and Class R were initially offered by the fund on September 27, 2010.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I and Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (Rule 12b-1) fee. Class I, Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

*The returns shown for periods prior to the share class inception date (including returns since inception, which are since fund inception) include the returns of the fund's Class A shares, the fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-fund/appended-performance for more information.

Fund Expense Example – Columbia International Value Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

09/01/11 – 02/29/12

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,046.90	1,018.25	6.77	6.67	1.33
Class B	1,000.00	1,000.00	1,042.60	1,014.47	10.61	10.47	2.09
Class C	1,000.00	1,000.00	1,042.80	1,014.52	10.56	10.42	2.08
Class I	1,000.00	1,000.00	1,010.40	1,019.34	5.55	5.57	1.11
Class R	1,000.00	1,000.00	1,044.20	1,017.01	8.03	7.92	1.58
Class Z	1,000.00	1,000.00	1,048.10	1,019.44	5.55	5.47	1.09

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Had Columbia Management Investment Advisers, LLC and/or any of its affiliates not waived/reimbursed a portion of fees and expenses, account value at the end of the period would have been reduced.

Portfolio Managers' Report – Columbia International Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/29/12 ($)

Class A	13.14
Class B	12.68
Class C	12.64
Class I	12.77
Class R	13.15
Class Z	13.27

Distributions declared per share

03/01/11- 02/29/12 ($)

Class A	0.49
Class B	0.39
Class C	0.39
Class I	0.55
Class R	0.46
Class Z	0.53

For the 12-month period that ended February 29, 2012, the fund's Class A shares returned –9.51% without sales charge. The fund's benchmark, the MSCI EAFE Value Index (Net), returned –9.85% over the same period. In a difficult period for international stock markets, security selection and group weights in the pharmaceuticals industry and companies domiciled in Japan aided fund performance relative to the index. Please keep in mind that industry and country weights are a residual of our bottom-up, stock-specific investment approach.

Portfolio activity

Advances among the fund's holdings in the pharmaceuticals and tobacco industries had the most substantial impact on returns during the 12-month period. Top-performing positions in these industries included GlaxoSmithKline, a U.K. pharmaceutical company and Japan-based Japan Tobacco (1.7% and 1.1% of net assets, respectively).

Stock selection within the household durables and insurance industries proved unfavorable to performance relative to the index. In addition, the fund had more exposure than the index to securities in Italy, which contributed to weaker results. By contrast, the fund's holdings in the wireless telecommunications services and multiline retail industries performed better than the index, helping both absolute and relative performance.

From a country perspective, gains from companies based in the United Kingdom, New Zealand and Ireland made positive contributions to returns. Kingfisher, a U.K. specialty retail company (1.3% of net assets), Telecom Corp. of New Zealand (position eliminated) and CRH PLC, a construction materials company from Ireland (1.5% of net assets) were among the standout performers from these countries.

Research drives portfolio changes

As a result of our company-by-company analysis, we made adjustments to certain existing positions within the fund during the year. We sold the fund's position in Nokia, a Finland-based communication equipment company, to pursue what we believe to be more attractive opportunities. During the same period, we purchased shares of Akzo Nobel (0.8% of net assets), the Netherlands-based chemical company and America Movil SAB (0.9% of net assets), a wireless telecommunications services company based in Mexico, at prices that we considered to be attractive.

Looking ahead

The last 12 months were challenging for the fund. In this environment, the large-cap investment committee continued to actively monitor and assess the broad global economic developments, especially those coming out of Europe. When and where possible, the committee incorporates changes into company-level valuations, such as in the form of lower normalized earnings multiples, longer time value of money discounts, or lower returns on equity. Amid the macroeconomic and geopolitical

Portfolio Managers' Report (continued) – Columbia International Value Fund challenges facing the global economy, we continue to identify and invest in potentially under-valued companies trading at a discount to their estimated intrinsic values, or what we believe they are worth.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Source for all statistical data: Columbia Management Investment Advisers, LLC.

Source for all stock-specific commentary: Brandes

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Top 10 holdings

as of 02/29/12 (%)

ENI SpA	3.8
Total SA	3.3
Nippon Telegraph & Telephone Corp.	2.6
Telecom Italia SpA, Savings Shares	2.5
Sanofi	2.4
Swiss Re AG	2.3
Toyota Motor Corp.	2.3
France Telecom SA	2.3
BP PLC	2.2
AstraZeneca PLC	2.1

The master portfolio is actively managed and the composition of its portfolio will change over time. Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and affiliated money market fund.)

The fund is a feeder fund that invests all or substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

Portfolio of Investments – Columbia International Value Fund

February 29, 2012

Value
Investment Company – 100.1%
Investment in Columbia Funds Master Investment Trust, LLC, Columbia International Value Master Portfolio(a)	$1,187,396,745
Total Investments	$1,187,396,745
Other Assets & Liabilities, Net	(1,145,633)
Net Assets	$1,186,251,112
Notes to Portfolio of Investments

(a)  The financial statements of Columbia International Value Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with Columbia International Value Fund's financial statements.

Columbia International Value Fund invests only in Columbia International Value Master Portfolio (the Master Portfolio). At February 29, 2012, Columbia International Value Fund owned 92.0% of the Master Portfolio. Columbia International Value Master Portfolio was invested in the following sectors at February 29, 2012.

Sector (Unaudited)	Value	% of Total Investments(1)
Consumer Discretionary	$114,406,027	8.9
Consumer Staples	139,421,319	10.8
Energy	153,959,635	12.0
Financials	231,088,890	18.0
Health Care	157,873,812	12.3
Industrials	12,788,196	1.0
Information Technology	110,036,372	8.5
Materials	56,294,657	4.4
Telecommunication Services	232,692,728	18.1
Utilities	30,036,169	2.3
Cash Equivalents	47,968,082	3.7
	$1,286,565,887	100.0

(1)  Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan).

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Assets and Liabilities – Columbia International Value Fund

February 29, 2012

Assets
Investments, at value
Columbia International Value Master Portfolio (identified cost $1,384,177,724)	$1,187,396,745
Cash	1,536,464
Receivable for:
Capital shares sold	1,406,676
Prepaid expense	15,527
Total assets	1,190,355,412
Liabilities
Payable to Master Portfolio	1,536,464
Payable for:
Capital shares purchased	2,089,997
Expense reimbursement due to Investment Manager	202,516
Distribution and service fees	2,545
Transfer agent fees	160,529
Administration fees	5,556
Other expenses	106,693
Total liabilities	4,104,300
Net assets applicable to outstanding capital stock	$1,186,251,112
Represented by
Paid-in capital	$1,775,123,306
Excess of distributions over net investment income	(2,445,137)
Accumulated net realized loss	(389,646,078)
Unrealized appreciation (depreciation) on:
Investments	(196,780,979)
Total — representing net assets applicable to outstanding capital stock	$1,186,251,112
Net assets applicable to outstanding shares
Class A	$225,747,229
Class B	$807,210
Class C	$34,909,675
Class I	$2,286
Class R	$7,784
Class Z	$924,776,928
Shares outstanding
Class A	17,186,275
Class B	63,650
Class C	2,761,653
Class I	179
Class R	592
Class Z	69,695,246
Net asset value per share
Class A(a)	$13.14
Class B	$12.68
Class C	$12.64
Class I	$12.77
Class R	$13.15
Class Z	$13.27

(a)  The maximum offering price per share for Class A is $13.94. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Operations – Columbia International Value Fund

Year ended February 29, 2012

Net investment income
Income allocated from Master Portfolio:
Dividends	$65,625,429
Interest	2,037
Dividends from affiliates	11,966
Income from securities lending — net	516,668
Foreign taxes withheld	(9,250,118)
Expenses allocated from Master Portfolio(a)	(11,727,761)
Line of credit interest expense allocated from Master Portfolio	(30,938)
Total income	45,147,283
Expenses:
Distribution fees
Class B	7,973
Class C	320,101
Class R	17
Service fees
Class B	2,658
Class C	106,700
Distribution and service fees — Class A	678,520
Transfer agent fees
Class A	517,800
Class B	1,931
Class C	81,302
Class R	9
Class Z	1,914,428
Administration fees	2,258,470
Compensation of board members	53,694
Custodian fees	5,335
Pricing and bookkeeping fees	16,344
Printing and postage fees	180,020
Registration fees	121,366
Professional fees	59,136
Chief compliance officer expenses	252
Other	39,689
Total expenses	6,365,745
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,523,364)
Expense reductions	(1,440)
Total net expenses	4,840,941
Net investment income	40,306,342
Realized and unrealized gain (loss) — net
Net realized gain (loss) allocated from Master Portfolio on:
Investments	(101,711,641)
Foreign currency translations	289,366
Net realized loss	(101,422,275)
Net change in unrealized appreciation (depreciation) allocated from Master Portfolio on:
Investments	(107,890,152)
Net change in unrealized depreciation	(107,890,152)
Net realized and unrealized loss	(209,312,427)
Net decrease in net assets from operations	$(169,006,085)

(a)  Net expenses allocated from Master Portfolio include the Fund's pro-rata portion of the Master Portfiolio's investment management fees, administration fees, compensation of board members, custodian fees and other expenses.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Changes in Net Assets – Columbia International Value Fund

	Year ended February 29, 2012	Year ended February 28, 2011(a)
Operations
Net investment income	$40,306,342	$29,006,191
Net realized loss allocated from Master Portfolio	(101,422,275)	(79,638,678)
Net change in unrealized appreciation (depreciation) allocated from Master Portfolio	(107,890,152)	287,733,276
Net increase (decrease) in net assets resulting from operations	(169,006,085)	237,100,789
Distributions to shareholders from:
Net investment income
Class A	(8,774,790)	(10,501,221)
Class B	(27,711)	(31,120)
Class C	(1,145,212)	(1,255,137)
Class I	(33,455)	(29,462)
Class R	(82)	(45)
Class Z	(36,299,996)	(36,753,860)
Total distributions to shareholders	(46,281,246)	(48,570,845)
Increase (decrease) in net assets from share transactions	(337,926,958)	(90,034,060)
Proceeds from regulatory settlements (Note 5)	81,090	108,538
Total increase (decrease) in net assets	(553,133,199)	98,604,422
Net assets at beginning of year	1,739,384,311	1,640,779,889
Net assets at end of year	$1,186,251,112	$1,739,384,311
Excess of distributions over net investment income	$(2,445,137)	$(6,314,587)

(a)  Class I and Class R shares are for the period from September 27, 2010 (commencement of operations) to February 28, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Changes in Net Assets (continued) – Columbia International Value Fund

	Year ended February 29, 2012		Year ended February 28, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	3,807,023	51,147,403	7,203,721	99,387,352
Distributions reinvested	500,111	6,030,999	618,142	8,293,553
Redemptions	(11,441,576)	(156,058,831)	(11,725,247)	(161,161,045)
Net decrease	(7,134,442)	(98,880,429)	(3,903,384)	(53,480,140)
Class B shares
Subscriptions	15,890	209,769	24,199	326,879
Distributions reinvested	1,770	20,511	1,744	22,401
Redemptions(b)	(52,388)	(673,782)	(578,776)	(7,649,102)
Net decrease	(34,728)	(443,502)	(552,833)	(7,299,822)
Class C shares
Subscriptions	249,459	3,293,863	287,489	3,834,791
Distributions reinvested	65,034	752,044	66,784	861,421
Redemptions	(1,521,712)	(19,861,019)	(1,304,444)	(17,279,783)
Net decrease	(1,207,219)	(15,815,112)	(950,171)	(12,583,571)
Class I shares
Subscriptions	29,397	431,921	2,946,162	41,364,980
Distributions reinvested	2,341	33,356	2,089	29,403
Redemptions	(2,291,500)	(33,085,036)	(688,310)	(9,989,541)
Net increase (decrease)	(2,259,762)	(32,619,759)	2,259,941	31,404,842
Class R shares
Subscriptions	411	4,831	181	2,500
Net increase	411	4,831	181	2,500
Class Z shares
Subscriptions	20,014,598	273,478,830	25,508,322	355,263,216
Distributions reinvested	2,074,910	25,186,240	1,622,754	22,067,009
Redemptions	(36,032,727)	(488,838,057)	(30,733,729)	(425,408,094)
Net decrease	(13,943,219)	(190,172,987)	(3,602,653)	(48,077,869)
Total net decrease	(24,578,959)	(337,926,958)	(6,748,919)	(90,034,060)

(a)  Class I and Class R shares are for the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Includes conversions of Class B shares to Class A shares, if any.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights – Columbia International Value Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,		Year ended March 31,
	2012		2011		2010		2009		2008(a)		2007
Class A
Per share data
Net asset value, beginning of period	$15.12		$13.48		$9.40		$18.95		$26.02		$24.97
Income from investment operations:
Net investment income	0.39		0.22		0.33	(b)	0.52		0.65		0.29
Net realized and unrealized gain (loss)	(1.88)		1.81		3.96		(7.83)		(1.95)		4.34
Total from investment operations	(1.49)		2.03		4.29		(7.31)		(1.30)		4.63
Less distributions to shareholders from:
Net investment income	(0.49)		(0.39)		(0.21)		(0.53)		(0.68)		(0.34)
Net realized gains	—		—		—		(1.70)		(5.09)		(3.24)
Tax return of capital	—		—		—		(0.01)		—		—
Total distributions to shareholders	(0.49)		(0.39)		(0.21)		(2.24)		(5.77)		(3.58)
Proceeds from regulatory settlement	0.00	(c)	0.00	(c)	0.00	(c)	—		—		—
Redemption fees:
Redemption fees added to paid-in-capital	—		—		0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)
Net asset value, end of period	$13.14		$15.12		$13.48		$9.40		$18.95		$26.02
Total return	(9.51%)		15.47%		45.57%		(42.59%)		(7.28%)		20.46%
Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.53	%(d)	1.48	%(d)	1.42	%(d)	1.38	%(d)	1.32	%(d)(e)	1.30	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.41	%(d)(g)	1.48	%(d)(g)	1.42	%(d)(g)	1.38	%(d)(g)	1.32	%(d)(e)(g)	1.30	%(d)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.53%		1.48%		1.42%		1.38%		1.32	%(e)	1.30%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.41	%(g)	1.48	%(g)	1.42	%(g)	1.38	%(g)	1.32	%(e)(g)	1.30	%(g)
Net investment income	2.87	%(g)	1.61	%(g)	2.56	%(g)	3.31	%(g)	2.71	%(e)(g)	1.15	%(g)
Supplemental data
Net assets, end of period (in thousands)	$225,747		$367,847		$380,578		$241,097		$868,942		$1,073,616
Notes to Financial Highlights

(a)  For the period from April 1, 2007 to February 29, 2008. In 2008, the Fund's fiscal year end was changed from March 31 to February 29.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.13 per share.

(c)  Rounds to less than $0.01.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia International Value Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,		Year ended March 31,
	2012		2011		2010		2009		2008(a)		2007
Class B
Per share data
Net asset value, beginning of period	$14.61		$13.02		$9.09		$18.39		$25.43		$24.54
Income from investment operations:
Net investment income	0.27		0.21		0.24	(b)	0.37		0.49		0.11
Net realized and unrealized gain (loss)	(1.81)		1.67		3.82		(7.53)		(1.91)		4.22
Total from investment operations	(1.54)		1.88		4.06		(7.16)		(1.42)		4.33
Less distributions to shareholders from:
Net investment income	(0.39)		(0.29)		(0.13)		(0.43)		(0.53)		(0.20)
Net realized gains	—		—		—		(1.70)		(5.09)		(3.24)
Tax return of capital	—		—		—		(0.01)		—		—
Total distributions to shareholders	(0.39)		(0.29)		(0.13)		(2.14)		(5.62)		(3.44)
Proceeds from regulatory settlement	0.00	(c)	0.00	(c)	0.00	(c)	—		—		—
Redemption fees:
Redemption fees added to paid-in-capital	—		—		0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)
Net asset value, end of period	$12.68		$14.61		$13.02		$9.09		$18.39		$25.43
Total return	(10.28%)		14.75%		44.61%		(43.01%)		(7.90%)		19.51%
Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.27	%(d)	2.23	%(d)	2.17	%(d)	2.13	%(d)	2.07	%(d)(e)	2.05	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	2.16	%(d)(g)	2.23	%(d)(g)	2.17	%(d)(g)	2.13	%(d)(g)	2.07	%(d)(e)(g)	2.05	%(d)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.27%		2.23%		2.17%		2.13%		2.07	%(e)	2.05%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	2.16	%(g)	2.23	%(g)	2.17	%(g)	2.13	%(g)	2.07	%(e)(g)	2.05	%(g)
Net investment income	2.05	%(g)	1.62	%(g)	1.95	%(g)	2.43	%(g)	2.10	%(e)(g)	0.45	%(g)
Supplemental data
Net assets, end of period (in thousands)	$807		$1,437		$8,476		$18,743		$65,705		$110,726
Notes to Financial Highlights

(a)  For the period from April 1, 2007 to February 29, 2008. In 2008, the Fund's fiscal year end was changed from March 31 to February 29.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.13 per share.

(c)  Rounds to less than $0.01.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia International Value Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,		Year ended March 31,
	2012		2011		2010		2009		2008(a)		2007
Class C
Per share data
Net asset value, beginning of period	$14.56		$12.99		$9.08		$18.37		$25.40		$24.52
Income from investment operations:
Net investment income	0.27		0.12		0.22	(b)	0.34		0.46		0.10
Net realized and unrealized gain (loss)	(1.80)		1.74		3.82		(7.49)		(1.87)		4.22
Total from investment operations	(1.53)		1.86		4.04		(7.15)		(1.41)		4.32
Less distributions to shareholders from:
Net investment income	(0.39)		(0.29)		(0.13)		(0.43)		(0.53)		(0.20)
Net realized gains	—		—		—		(1.70)		(5.09)		(3.24)
Tax return of capital	—		—		—		(0.01)		—		—
Total distributions to shareholders	(0.39)		(0.29)		(0.13)		(2.14)		(5.62)		(3.44)
Proceeds from regulatory settlement	0.00	(c)	0.00	(c)	0.00	(c)	—		—		—
Redemption fees:
Redemption fees added to paid-in-capital	—		—		0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)
Net asset value, end of period	$12.64		$14.56		$12.99		$9.08		$18.37		$25.40
Total return	(10.24%)		14.62%		44.44%		(43.00%)		(7.86%)		19.48%
Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.28	%(d)	2.23	%(d)	2.17	%(d)	2.13	%(d)	2.07	%(d)(e)	2.05	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	2.16	%(d)(g)	2.23	%(d)(g)	2.17	%(d)(g)	2.13	%(d)(g)	2.07	%(d)(e)(g)	2.05	%(d)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.28%		2.23%		2.17%		2.13%		2.07	%(e)	2.05%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	2.16	%(g)	2.23	%(g)	2.17	%(g)	2.13	%(g)	2.07	%(e)(g)	2.05	%(g)
Net investment income	2.10	%(g)	0.89	%(g)	1.81	%(g)	2.28	%(g)	1.99	%(e)(g)	0.42	%(g)
Supplemental data
Net assets, end of period (in thousands)	$34,910		$57,793		$63,914		$49,750		$127,020		$170,731
Notes to Financial Highlights

(a)  For the period from April 1, 2007 to February 29, 2008. In 2008, the Fund's fiscal year end was changed from March 31 to February 29.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.13 per share.

(c)  Rounds to less than $0.01.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia International Value Fund

	Year ended Feb. 29, 2012		Year ended Feb. 28, 2011(a)
Class I
Per share data
Net asset value, beginning of period	$15.27		$13.93
Income from investment operations:
Net investment income (loss)	0.70		(0.00	)(b)
Net realized and unrealized gain (loss)	(2.65)		1.67
Total from investment operations	(1.95)		1.67
Less distributions to shareholders from:
Net investment income	(0.55)		(0.33)
Total distributions to shareholders	(0.55)		(0.33)
Proceeds from regulatory settlement	0.00	(b)	0.00	(b)
Net asset value, end of period	$12.77		$15.27
Total return	(12.47%)		12.22%
Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.06	%(c)	1.07	%(c)(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.06	%(c)(f)	1.07	%(c)(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.06%		1.07	%(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.06	%(f)	1.07	%(d)(f)
Net investment income (loss)	4.77	%(f)	(0.05	%)(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$2		$34,506
Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Rounds to less than $0.01.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia International Value Fund

	Year ended Feb. 29, 2012		Year ended Feb. 28, 2011(a)
Class R
Per share data
Net asset value, beginning of period	$15.15		$13.78
Income from investment operations:
Net investment income	0.25		0.02
Net realized and unrealized gain (loss)	(1.79)		1.60
Total from investment operations	(1.54)		1.62
Less distributions to shareholders from:
Net investment income	(0.46)		(0.25)
Total distributions to shareholders	(0.46)		(0.25)
Proceeds from regulatory settlement	0.00	(b)	0.00	(b)
Net asset value, end of period	$13.15		$15.15
Total return	(9.90%)		11.92%
Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.86	%(c)	1.77	%(c)(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.64	%(c)(f)	1.77	%(c)(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.86%		1.77	%(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.64	%(f)	1.77	%(d)(f)
Net investment income	1.94	%(f)	0.40	%(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$8		$3
Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Rounds to less than $0.01.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia International Value Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,		Year ended March 31,
	2012		2011		2010		2009		2008(a)		2007
Class Z
Per share data
Net asset value, beginning of period	$15.28		$13.62		$9.49		$19.10		$26.17		$25.09
Income from investment operations:
Net investment income	0.42		0.26		0.36	(b)	0.50		0.73		0.36
Net realized and unrealized gain (loss)	(1.90)		1.83		4.01		(7.83)		(1.98)		4.35
Total from investment operations	(1.48)		2.09		4.37		(7.33)		(1.25)		4.71
Less distributions to shareholders from:
Net investment income	(0.53)		(0.43)		(0.24)		(0.57)		(0.73)		(0.39)
Net realized gains	—		—		—		(1.70)		(5.09)		(3.24)
Tax return of capital	—		—		—		(0.01)		—		—
Total distributions to shareholders	(0.53)		(0.43)		(0.24)		(2.28)		(5.82)		(3.63)
Proceeds from regulatory settlement	0.00	(c)	0.00	(c)	0.00	(c)	—		—		—
Redemption fees:
Redemption fees added to paid-in-capital	—		—		0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)
Net asset value, end of period	$13.27		$15.28		$13.62		$9.49		$19.10		$26.17
Total return	(9.35%)		15.74%		45.94%		(42.41%)		(7.05%)		20.70%
Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.27	%(d)	1.23	%(d)	1.17	%(d)	1.13	%(d)	1.07	%(d)(e)	1.05	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.16	%(d)(g)	1.23	%(d)(g)	1.17	%(d)(g)	1.13	%(d)(g)	1.07	%(d)(e)(g)	1.05	%(d)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.27%		1.23%		1.17%		1.13%		1.07	%(e)	1.05%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.16	%(g)	1.23	%(g)	1.17	%(g)	1.13	%(g)	1.07	%(e)(g)	1.05	%(g)
Net investment income	3.09	%(g)	1.85	%(g)	2.76	%(g)	3.20	%(g)	3.04	%(e)(g)	1.43	%(g)
Supplemental data
Net assets, end of period (in thousands)	$924,777		$1,277,799		$1,187,812		$844,122		$1,886,808		$2,651,855
Notes to Financial Highlights

(a)  For the period from April 1, 2007 to February 29, 2008. In 2008, the Fund's fiscal year end was changed from March 31 to February 29.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.13 per share.

(c)  Rounds to less than $0.01.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Notes to Financial Statements – Columbia International Value Fund
February 29, 2012

Note 1. Organization

Columbia International Value Fund (the Feeder Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

The value of the Feeder Fund's investment in Columbia International Value Master Portfolio (the Master Portfolio) included in the Statement of Assets and Liabilities reflects the Feeder Fund's proportionate amount of beneficial interests in the net assets of the Master Portfolio, which is equal to 92.0% at February 29, 2012. The financial statements of the Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Feeder Fund's financial statements. Another fund that is managed by the Investment Manager, not registered under the 1940 Act, and whose financial statements are not presented here, also invests in the Master Portfolio.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Feeder Fund offers Class A, Class B, Class C, Class I, Class R and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Feeder Fund no longer accepts investments by new or existing investors in the Feeder Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Feeder Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Feeder Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Feeder Fund in the preparation of its financial statements.

Security Valuation

The Feeder Fund invests all or substantially all of its assets in the Master Portfolio. See the Notes to Financial Statements for the Master Portfolio included elsewhere in this report for the Master Portfolio's valuation policies.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and

Columbia International Value Fund, February 29, 2012

currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Feeder Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Expenses

General expenses of the Trust are allocated to the Feeder Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Feeder Fund are charged to the Feeder Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Feeder Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

The Feeder Fund records its proportionate share of investment income, realized and unrealized gains (losses) and expenses reported by the Master Portfolio on a daily basis. The investment income, realized and unrealized gains (losses) and expenses are allocated daily to investors of the Master Portfolio based upon the relative value of their investment in the Master Portfolio.

Federal Income Tax Status

The Feeder Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Feeder Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Feeder Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Feeder Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Feeder Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Feeder Fund level, based on statutory rates. The Feeder Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its Feeder Fund. In addition, certain of the Feeder Fund's contracts with its service providers contain general indemnification clauses. The Feeder Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Feeder Fund cannot be determined, and the Feeder Fund has no historical basis for predicting the likelihood of any such claims.

Columbia International Value Fund, February 29, 2012

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The Feeder Fund indirectly pays for investment management and subadvisory services and a portion of the administrative services through its investment in the Master Portfolio (see Notes to Financial Statements of the Master Portfolio).

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Feeder Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.17% of the Feeder Fund's average daily net assets, less the fees that were payable by the Feeder Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees

Prior to August 8, 2011, the Feeder Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Feeder Fund. The Feeder Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Feeder Fund. Under the State Street Agreements, the Feeder Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Feeder Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Feeder Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective August 8, 2011, these services are provided under the Administrative Services Agreement discussed above.

Other Fees

Effective June 1, 2011, other expenses are for, among other things, certain expenses of the Feeder Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Feeder Fund and Board expenses is facilitated by a company providing limited administrative services to the Feeder Fund and the Board. For the period June 1, 2011 through February 29, 2012, other expenses paid to this company were $2,883.

Compensation of Board Members

Board members are compensated for their services to the Feeder Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Feeder Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Feeder Fund's liability for these amounts is adjusted for market value changes and remains in the Feeder Fund until distributed in accordance with the Plan.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Feeder Fund in accordance with federal securities regulations. Effective April 1, 2011, the Feeder Fund's expenses associated with the Chief Compliance Officer are paid directly by the Investment Manager. Prior to April 1, 2011, the Feeder Fund, along with other affiliated funds, paid its pro-rata share of the expenses for the Chief Compliance Officer. Such fees did not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Feeder Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Columbia International Value Fund, February 29, 2012

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Feeder Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Feeder Fund that is a percentage of the average aggregate value of the Feeder Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Feeder Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

For the year ended February 29, 2012, the Feeder Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.18
Class C	0.19
Class R	0.26
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Feeder Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2012, these minimum account balance fees reduced total expenses by $1,440.

Distribution and Service Fees

The Feeder Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Feeder Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Feeder Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Feeder Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Feeder Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.50% and 0.50% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Feeder Fund shares were $81,986 for Class A, $1,025 for Class B and $4,325 for Class C shares for the year ended February 29, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Feeder Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Feeder Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.37%
Class B	2.12
Class C	2.12
Class I	0.97
Class R	1.62
Class Z	1.12

Columbia International Value Fund, February 29, 2012

Prior to July 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Feeder Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Feeder Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.60%
Class B	2.35
Class C	2.35
Class I	1.25
Class R	1.85
Class Z	1.35

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Feeder Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended February 29, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales, capital loss carryforwards, passive foreign investment company (PFIC) holdings, deferred trustees expense, post-October loss deferrals and reversals, proceeds from litigation settlements, foreign currency transactions and allocations from the Master Portfolio. To the extent these differences are permanent, reclassifications are made among the components of the Feeder Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$9,844,354
Accumulated net realized loss	(9,035,125)
Paid-in capital	(809,229)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year ended February 29, 2012	Year ended February 28, 2011
Ordinary income	$46,281,246	$48,570,845

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 29, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,049,426
Undistributed accumulated long-term gain	—
Unrealized depreciation	N/A*

*  See the Master Portfolio notes to financial statements for tax basis information.

Columbia International Value Fund, February 29, 2012

At February 29, 2012, the aggregate gross unrealized appreciation and depreciation based on cost of investments for federal income tax purposes were:

Unrealized appreciation	N/A*
Unrealized depreciation	N/A*
Net unrealized depreciation	N/A*

*  See the Master Portfolio notes to financial statements for tax basis information.

The following capital loss carryforward, determined at February 29, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2018	$185,725,377
2019	68,376,538
Unlimited long-term	80,594,079
Total	$334,695,994

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Feeder Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 29, 2012, the Feeder Fund will elect to treat post-October capital losses of $51,269,575 as arising on March 1, 2012.

Management of the Feeder Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Feeder Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Regulatory Settlements

During the year ended February 29, 2012, the Feeder Fund received $81,090 as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Feeder Fund's portion of the proceeds from the settlement (the Feeder Fund was not a party to the proceeding).

During the year ended February 28, 2011, the Feeder Fund received payments of $108,538 resulting from certain regulatory settlements with third parties in which the Feeder Fund had participated.

The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 6. Custody Credits

Prior to August 8, 2011, the Feeder Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Feeder Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Feeder Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period March 1, 2011 through August 7, 2011, there were no custody credits.

Note 7. Shareholder Concentration

At February 29, 2012, three unaffiliated shareholder accounts owned 62.3% of the outstanding shares of the Feeder Fund.

Columbia International Value Fund, February 29, 2012

The Feeder Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Feeder Fund.

Note 8. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (currently branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considered and ruled in a case captioned Jones v. Harris Associates, which involved issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011. On March 30, 2012, the Eighth Circuit upheld the grant of summary judgment by the District Court in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers

Columbia International Value Fund, February 29, 2012

Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Value Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 20, 2012

Federal Income Tax Information (Unaudited) – Columbia International Value Fund

Foreign taxes paid during the fiscal year ended February 29, 2012, of $8,099,871 are being passed through to shareholders. This represents $0.09 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $64,688,474 ($0.72 per share) for the fiscal year ended February 29, 2012.

For non-corporate shareholders, 96.71% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Feeder Fund for the fiscal year ended February 29, 2012 may represent qualified dividend income.

The Feeder Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Columbia Funds Master Investment Trust, LLC

Columbia International Value Master Portfolio Annual Report (Unaudited)

February 29, 2012

The following pages should be read in conjunction with Columbia International Value Fund's Annual Report.

Portfolio of Investments – Columbia International Value Master Portfolio

February 29, 2012

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 96.0%
BRAZIL 5.9%
Centrais Eletricas Brasileiras SA, ADR	1,727,040	$18,669,302
Oi SA (Ordinary), ADR	199,977	1,425,836
Oi SA (Preference), ADR	352,511	7,050,220
Petroleo Brasileiro SA, ADR(a)	879,743	25,063,878
Tele Norte Leste Participacoes SA, ADR(a)	691,100	7,422,414
Telefonica Brasil SA, ADR(a)	353,756	10,411,039
Tim Participacoes SA, ADR(a)	214,753	6,453,328
Total		76,496,017
FRANCE 11.0%
Alcatel-Lucent(b)	1,688,500	4,233,724
Carrefour SA	944,160	23,673,751
France Telecom SA	1,838,170	28,053,214
Natixis	2,404,246	8,690,215
Renault SA	125,200	6,628,787
Sanofi	397,486	29,396,452
Total SA	739,781	41,385,757
Total		142,061,900
GERMANY 2.6%
Deutsche Bank AG, Registered Shares	160,195	7,481,708
Deutsche Telekom AG	2,207,800	25,767,109
Total		33,248,817
IRELAND 1.5%
CRH PLC	890,616	19,099,556
ITALY 7.9%
ENI SpA	2,015,187	46,474,452
Intesa Sanpaolo SpA	10,191,238	19,837,138
Italcementi SpA, Savings Shares	890,500	2,894,847
Telecom Italia SpA	1,120,510	1,291,319
Telecom Italia SpA, Savings Shares	32,972,210	31,211,454
Total		101,709,210
JAPAN 28.7%
Astellas Pharma, Inc.(a)	475,000	19,511,286
Canon, Inc.	321,200	14,647,761
Dai Nippon Printing Co., Ltd.	1,240,000	12,788,196
Daiichi Sankyo Co., Ltd.	852,600	15,675,808
FUJIFILM Holdings Corp.	890,505	22,711,342
Japan Tobacco, Inc.	2,778	14,758,061
Mitsubishi UFJ Financial Group, Inc.(a)	3,679,431	19,015,723
Mizuho Financial Group, Inc.(a)	5,695,300	9,572,987
MS&AD Insurance Group Holdings, Inc.	864,200	18,614,488
Nippon Telegraph & Telephone Corp.	681,700	32,089,243
Nissan Motor Co., Ltd.	903,100	9,315,905
NKSJ Holdings, Inc.(a)	597,250	14,062,319
Ono Pharmaceutical Co., Ltd.(a)	262,800	14,383,713
Rohm Co., Ltd.	191,400	9,676,271
Seven & I Holdings Co., Ltd.(a)	625,600	17,281,605
Sony Corp.	669,300	14,446,061
Sumitomo Mitsui Financial Group, Inc.(a)	552,042	18,736,672
Sumitomo Mitsui Trust Holdings, Inc.	1,436,000	4,994,305
Taisho Pharmaceutical Holdings Co., Ltd.(a)(b)	100,999	8,088,369
Takeda Pharmaceutical Co., Ltd.(a)	499,800	22,553,595
TDK Corp.	185,000	9,711,827
Tokio Marine Holdings, Inc.	714,900	19,743,673
Toyota Motor Corp.	678,300	28,196,630
Total		370,575,840

Issuer	Shares	Value
Common Stocks (continued)
MEXICO 1.7%
America Movil SAB de CV, Class L, ADR(a)	469,512	$11,240,117
Cemex SAB de CV, ADR(a)(b)	1,412,592	10,848,707
Total		22,088,824
NETHERLANDS 7.6%
Aegon NV(b)	3,899,357	20,416,787
Akzo Nobel NV	189,700	10,760,287
Koninklijke Ahold NV	1,736,532	24,014,967
STMicroelectronics NV	2,682,400	20,016,630
Unilever NV-CVA	678,849	22,547,444
Total		97,756,115
PORTUGAL 0.8%
Portugal Telecom SGPS SA(a)	2,106,976	10,894,444
RUSSIAN FEDERATION 1.0%
Lukoil OAO, ADR	207,100	13,212,980
SOUTH KOREA 3.1%
Korea Electric Power Corp., ADR(b)	1,019,450	11,366,867
POSCO	34,200	12,691,260
SK Telecom Co., Ltd.	118,977	15,455,878
Total		39,514,005
SPAIN 0.9%
Telefonica SA	697,443	11,903,090
SWEDEN 0.9%
Telefonaktiebolaget LM Ericsson, Class B	1,137,168	11,420,145
SWITZERLAND 5.9%
Swiss Re AG	485,400	28,811,739
Swisscom AG	40,130	15,986,351
TE Connectivity Ltd.	482,043	17,618,671
UBS AG, Registered Shares(b)	975,930	13,645,976
Total		76,062,737
UNITED KINGDOM 16.5%
AstraZeneca PLC	579,085	25,864,553
Barclays PLC	4,818,407	18,780,730
BP PLC	3,551,700	27,822,568
GlaxoSmithKline PLC	1,015,148	22,400,036
HSBC Holdings PLC	983,039	8,684,430
ITV PLC	10,528,676	14,396,686
J Sainsbury PLC	4,328,729	20,542,654
Kingfisher PLC	3,680,700	16,641,689
Marks & Spencer Group PLC	4,290,980	24,780,269
Vodafone Group PLC	5,952,690	16,037,673
Wm Morrison Supermarkets PLC	3,598,665	16,602,837
Total		212,554,125
Total Common Stocks (Cost: $1,456,254,197)		$1,238,597,805
Money Market Funds 3.7%
Columbia Short-Term Cash Fund, 0.166%(c)(d)	47,968,082	47,968,082
Total Money Market Funds (Cost: $47,968,082)		$47,968,082

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia International Value Master Portfolio

February 29, 2012

(Percentages represent value of investments compared to net assets)

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 10.5%
Asset-Backed Commercial Paper 0.6%
Barton Capital Corporation 03/07/12	0.270%	$4,999,738	$4,999,738
Rheingold Securitization 03/27/12	0.700%	1,998,872	1,998,872
Total			6,998,610
Certificates of Deposit 1.9%
ABM AMRO Bank N.V. 03/21/12	0.310%	1,999,501	1,999,501
Branch Banking & Trust Corporation 03/15/12	0.240%	5,000,000	5,000,000
FMS Wertmanagement Anstalt Des Oeffentlichen Rechts 03/09/12	0.330%	1,500,000	1,500,000
Mitsubishi UFJ Trust and Banking Corp. 05/31/12	0.390%	5,000,064	5,000,064
Norinchukin Bank 05/21/12	0.470%	2,000,000	2,000,000
Standard Chartered Bank PLC 04/03/12	0.570%	3,000,000	3,000,000
Sumitomo Trust & Banking Co., Ltd. 05/29/12	0.370%	4,000,000	4,000,000
United Overseas Bank Ltd. 03/16/12	0.250%	2,000,000	2,000,000
Total			24,499,565
Commercial Paper 0.5%
Foreningsparbanken (Swedbank) 03/21/12	0.425%	1,998,725	1,998,725
Societe Generale 03/06/12	0.320%	4,999,689	4,999,689
Total			6,998,414
Repurchase Agreements 7.5%
Citigroup Global Markets, Inc. dated 02/29/12, matures 03/01/12, repurchase price $10,000,036(e)	0.130%	10,000,000	10,000,000
Credit Suisse Securities (USA) LLC dated 02/29/12, matures 03/01/12, repurchase price $11,184,614(e)	0.160%	11,184,564	11,184,564
Morgan Stanley dated 02/29/12, matures 03/01/12, repurchase price $10,000,050(e)	0.180%	10,000,000	10,000,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements (cont.)
Natixis Financial Products, Inc. dated 02/29/12, matures 03/01/12, repurchase price $14,500,089(e)	0.220%	$14,500,000	$14,500,000
Nomura Securities dated 02/29/12, matures 03/01/12, repurchase price $5,000,028(e)	0.200%	5,000,000	5,000,000
Pershing LLC dated 02/29/12, matures 03/01/12, repurchase price $6,000,048(e)	0.290%	6,000,000	6,000,000
Societe Generale dated 02/29/12, matures 03/01/12, repurchase price $40,000,222(e)	0.200%	40,000,000	40,000,000
Total			96,684,564
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $135,181,153)			$135,181,153
Total Investments (Cost: $1,639,403,432)			$1,421,747,040
Other Assets & Liabilities, Net			(131,074,177)
Net Assets			$1,290,672,863

At February 29, 2012, the Master Portfolio held investments in the following sectors.

Sector (Unaudited)	Value	% of Total Investments(1)
Consumer Discretionary	$114,406,027	8.9
Consumer Staples	139,421,319	10.8
Energy	153,959,635	12.0
Financials	231,088,890	18.0
Health Care	157,873,812	12.3
Industrials	12,788,196	1.0
Information Technology	110,036,372	8.5
Materials	56,294,657	4.4
Telecommunication Services	232,692,728	18.1
Utilities	30,036,169	2.3
Cash Equivalents	47,968,082	3.7
	$1,286,565,887	100.0

(1)  Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan).

Notes to Portfolio of Investments

(a)  At February 29, 2012, security was partially or fully on loan.

(b)  Non-income producing.

(c)  The rate shown is the seven-day current annualized yield at February 29, 2012.

(d)  Investments in affiliates during the year ended February 29, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$236,395,400	$(188,427,318)	$—	$47,968,082	$13,055	$47,968,082

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia International Value Master Portfolio

February 29, 2012

Notes to Portfolio of Investments (continued)

(e)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Citigroup Global Markets, Inc. (0.130%)

Security Description	Value
Fannie Mae REMICS	$4,785,468
Fannie Mae-Aces	529,857
Freddie Mac REMICS	3,838,826
Government National Mortgage Association	1,045,849
Total Market Value of Collateral Securities	$10,200,000

Credit Suisse Securities (USA) LLC (0.160%)

Security Description	Value
Ginnie Mae I Pool	$8,007,061
Ginnie Mae II Pool	3,401,221
Total Market Value of Collateral Securities	$11,408,282

Morgan Stanley (0.180%)

Security Description	Value
Freddie Mac Gold Pool	$5,450,492
Freddie Mac Non Gold Pool	4,749,508
Total Market Value of Collateral Securities	$10,200,000

Natixis Financial Products, Inc. (0.220%)

Security Description	Value
Fannie Mae Pool	$729,448
Fannie Mae REMICS	5,432,682
Freddie Mac Gold Pool	667,873
Freddie Mac REMICS	3,203,370
Government National Mortgage Association	956,202
United States Treasury Note/Bond	3,800,515
Total Market Value of Collateral Securities	$14,790,090

Nomura Securities (0.200%)

Security Description	Value
Ginnie Mae II Pool	$5,100,000
Total Market Value of Collateral Securities	$5,100,000

Pershing LLC (0.290%)

Security Description	Value
Fannie Mae Pool	$979,521
Fannie Mae REMICS	826,029
Fannie Mae-Aces	8,324
Federal Farm Credit Bank	74,021
Federal Home Loan Banks	79,615
Federal Home Loan Mortgage Corp	187,668
Federal National Mortgage Association	231,469
Freddie Mac Gold Pool	397,471
Freddie Mac Non Gold Pool	111,011
Freddie Mac Reference REMIC	27
Freddie Mac REMICS	769,368
Ginnie Mae I Pool	1,004,013
Ginnie Mae II Pool	895,143
Government National Mortgage Association	321,202
United States Treasury Note/Bond	221,511
United States Treasury Strip Coupon	13,607
Total Market Value of Collateral Securities	$6,120,000

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia International Value Master Portfolio

February 29, 2012

Notes to Portfolio of Investments (continued)

Societe Generale (0.200%)

Security Description	Value
Fannie Mae REMICS	$6,245,042
Freddie Mac REMICS	10,640,051
Freddie Mac Strips	1,080,501
Government National Mortgage Association	22,834,406
Total Market Value of Collateral Securities	$40,800,000
Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia International Value Master Portfolio

February 29, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of February 29, 2012:

	Fair value at February 29, 2012
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$—	$114,406,027	$—	$114,406,027
Consumer Staples	—	139,421,319	—	139,421,319
Energy	38,276,858	115,682,777	—	153,959,635
Financials	—	231,088,890	—	231,088,890
Health Care	—	157,873,812	—	157,873,812
Industrials	—	12,788,196	—	12,788,196
Information Technology	17,618,671	92,417,700	—	110,036,371
Materials	10,848,707	45,445,950	—	56,294,657
Telecommunication Services	44,002,954	188,689,775	—	232,692,729
Utilities	30,036,169	—	—	30,036,169
Total Equity Securities	140,783,359	1,097,814,446	—	1,238,597,805
Other
Money Market Funds	47,968,082	—	—	47,968,082
Investments of Cash Collateral Received for Securities on Loan	—	135,181,153	—	135,181,153
Total Other	47,968,082	135,181,153	—	183,149,235
Total	$188,751,441	$1,232,995,599	$—	$1,421,747,040

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Assets and Liabilities – Columbia International Value Master Portfolio

February 29, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $1,456,254,197)	$1,238,597,805
Affiliated issuers (identified cost $47,968,082)	47,968,082
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $38,496,589)	38,496,589
Repurchase agreements (identified cost $96,684,564)	96,684,564
Total investments (identified cost $1,639,403,432)	1,421,747,040
Foreign currency (identified cost $389,900)	390,816
Receivable from feeder funds	1,538,312
Receivable for:
Dividends	13,169,369
Interest	27,945
Reclaims	63,783
Prepaid expense	3,882
Total assets	1,436,941,147
Liabilities
Due upon return of securities on loan	135,181,153
Payable for:
Investments purchased	9,939,965
Investment management fees	828,543
Administration fees	51,137
Compensation of board members	15,975
Custodian fees	35,270
Professional fees	77,575
Other expenses	138,666
Total liabilities	146,268,284
Net assets applicable to outstanding capital stock	$1,290,672,863
*Value of securities on loan	$128,222,861

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Operations – Columbia International Value Master Portfolio

Year ended February 29, 2012

Net investment income
Income:
Dividends	$73,432,884
Interest	2,297
Dividends from affiliates	13,055
Income from securities lending — net	561,625
Foreign taxes withheld	(10,372,194)
Total income	63,637,667
Expenses:
Investment management fees	11,852,353
Administration fees	682,306
Compensation of board members	40,293
Pricing and bookkeeping fees	67,228
Custodian fees	270,746
Professional fees	61,157
Line of credit interest expense	34,698
Other	52,357
Total expenses	13,061,138
Net investment income	50,576,529
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(114,577,230)
Foreign currency translations	272,626
Net realized loss	(114,304,604)
Net change in unrealized appreciation (depreciation) on:
Investments	(120,804,496)
Foreign currency translations	(25,219)
Net change in unrealized depreciation	(120,829,715)
Net realized and unrealized loss	(235,134,319)
Net decrease in net assets from operations	$(184,557,790)

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Changes in Net Assets – Columbia International Value Master Portfolio

	Year ended February 29, 2012	Year ended February 28, 2011
Operations
Net investment income	$50,576,529	$41,552,435
Net realized loss	(114,304,604)	(91,159,555)
Net change in unrealized appreciation (depreciation)	(120,829,715)	326,490,584
Net increase (decrease) in net assets resulting from operations	(184,557,790)	276,883,464
Contributions and withdrawals:
Contributions	278,469,573	465,537,680
Withdrawals	(781,643,335)	(660,383,240)
Net contributions (withdrawals)	(503,173,762)	(194,845,560)
Total increase (decrease) in net assets	(687,731,552)	82,037,904
Net assets at beginning of year	1,978,404,415	1,896,366,511
Net assets at end of year	$1,290,672,863	$1,978,404,415

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights – Columbia International Value Master Portfolio

The following table shows certain financial information for evaluating the Portfolio's results. Total returns are not annualized for periods of less than one year.

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,		Year ended March 31,
	2012		2011		2010		2009		2008(a)		2007
Total return	(9.07%)		16.11%		46.24%		(42.12%)		(6.79%)		20.95%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.88	%(c)	0.86	%(c)	0.87	%(c)	0.84	%(c)	0.81	%(c)(d)	0.80	%(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)	0.88	%(c)	0.86	%(c)(e)	0.87	%(c)(e)	0.84	%(c)(e)	0.81	%(c)(d)(e)	0.80	%(c)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.88%		0.86%		0.87%		0.84%		0.81	%(d)	0.80%
Net expenses after fees waiver or expenses reimbursed (excluding interest expense)	0.88%		0.86	%(e)	0.87	%(e)	0.84	%(e)	0.81	%(d)(e)	0.80	%(e)
Net investment income	3.41%		2.21	%(e)	3.08	%(e)	3.58	%(e)	3.27	%(d)(e)	1.66	%(e)
Supplemental data
Portfolio turnover	16%		7%		22%		5%		24%		19%
Notes to Financial Highlights

(a)  For the period from April 1, 2007 to February 29, 2008. In 2008, the Fund's fiscal year end was changed from March 31 to February 29.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Notes to Financial Statements – Columbia International Value Master Portfolio

February 29, 2012

Note 1. Organization

Columbia Funds Master Investment Trust, LLC (the Master Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Delaware limited liability company. Information presented in these financial statements pertains to Columbia International Value Master Portfolio (the Master Portfolio), a series of the Master Trust.

The following investors were invested in the Master Portfolio at February 29, 2012:

Columbia International Value Fund (the Feeder Fund)	92.0%
Columbia Management Private Funds VII, LLC—International Value Fund	8.0%

The Master Portfolio serves as a master portfolio for the Columbia International Value Fund which operates as a feeder fund in a master/feeder structure.

Each investor in the Master Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains (losses) of the Master Portfolio.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Master Portfolio in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair

Columbia International Value Master Portfolio, February 29, 2012

value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Master Portfolio does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Master Portfolio may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Master Portfolio, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Master Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Master Portfolio seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost if the Master Portfolio still owns the applicable securities on the payment date. If the Master Portfolio no longer owns the applicable securities, the proceeds are recorded as realized gains.

Federal Income Tax Status

The Master Portfolio is treated as a partnership for federal income tax purposes and therefore is not subject to federal income tax. Each investor in the Master Portfolio will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

The Master Portfolio's assets, income and distributions will be managed in such a way that the Feeder Fund will be able to continue to qualify as a registered investment company by investing its assets through its Master Portfolio.

Foreign Taxes

The Master Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Master Portfolio will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Master Portfolio level, based on statutory rates. The Master Portfolio accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Guarantees and Indemnifications

Under the Master Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Master Trust or its Master Portfolio. In addition, certain of the Master Portfolio's contracts with its service providers contain general indemnification clauses. The Master Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Master Portfolio cannot be determined, and the Master Portfolio has no historical basis for predicting the likelihood of any such claims.

Columbia International Value Master Portfolio, February 29, 2012

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Master Portfolio's average daily net assets that declines from 0.85% to 0.66% as the Master Portfolio's net assets increase. The effective management fee rate for the year ended February 29, 2012 was 0.80% of the Master Portfolio's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Brandes Investment Partners, L.P. (Brandes), the subadviser of the Master Portfolio. The Investment Manager compensates Brandes to manage the investments of the Master Portfolio's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Master Portfolio Administrator. The Master Portfolio pays the Master Portfolio Administrator an annual fee for administration and accounting services equal to 0.05% of the Master Portfolio's average daily net assets, less the fees that were payable by the Master Portfolio as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees

Prior to August 8, 2011, the Master Portfolio had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Master Portfolio. The Master Portfolio also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Master Portfolio. Under the State Street Agreements, the Master Portfolio paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Master Portfolio for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Master Portfolio also reimbursed State Street for certain out-of-pocket expenses and charges. Effective August 8, 2011, these services are provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Master Portfolio as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Master Portfolio, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Master Portfolio's liability for these amounts is adjusted for market value changes and remains in the Master Portfolio until distributed in accordance with the Plan.

Columbia International Value Master Portfolio, February 29, 2012

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Master Portfolio in accordance with federal securities regulations. The Master Portfolio does not bear any of the expenses associated with the Chief Compliance Officer.

Other Fees

Effective June 1, 2011, other expenses are for, among other things, certain expenses of the Master Portfolio or the Board, including: Master Portfolio boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Master Portfolio and Board expenses is facilitated by a company providing limited administrative services to the Master Portfolio and the Board. For the period June 1, 2011 through February 29, 2012, other expenses paid to this company were $1,899.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affilates have voluntarily agreed to waive fees and/or reimburse certain expenses (excluding certain fees and expenses, such as brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Master Portfolio's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Master Portfolio's custodian, do not exceed the annual rate of 0.90% of the Master Portfolio's average daily net assets. This arrangement may be modified or terminated by the Investment Manager at any time.

Note 4. Federal Tax Information

At February 29, 2012, the cost of investments for federal income tax purposes was $1,648,707,921 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$112,817,440
Unrealized depreciation	$(339,778,321)
Net unrealized depreciation	$(226,960,881)

Management of the Master Portfolio has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Master Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $229,905,363 and $713,617,654, respectively, for the year ended February 29, 2012.

Note 6. Lending of Portfolio Securities

Effective August 8, 2011, the Master Portfolio has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Master Portfolio. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Master Portfolio into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At February 29, 2012, securities valued at $128,222,861 were on loan, secured by cash collateral of $135,181,153 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Master Portfolio from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Master Portfolio in connection with the securities lending program. Loans are subject to

Columbia International Value Master Portfolio, February 29, 2012

termination by the Master Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Master Portfolio receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended February 29, 2012 is disclosed in the Statement of Operations. The Master Portfolio continues to earn and accrue interest and dividends on the securities loaned.

Prior to August 8, 2011, the Master Portfolio participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Master Portfolio.

Note 7. Custody Credits

Prior to August 8, 2011, the Master Portfolio had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Master Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Master Portfolio may invest its daily balance in an affiliated money market fund as detailed below. For the period March 1, 2011 through August 7, 2011, there were no custody credits.

Note 8. Affiliated Money Market Fund

Effective August 8, 2011, the Master Portfolio may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Master Portfolio and other affiliated funds. The income earned by the Master Portfolio from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Master Portfolio indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Line of Credit

The Master Portfolio has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Master Portfolio may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on August 8, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Master Portfolio and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Master Portfolio also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

For the period August 8, 2011 through December 12, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Master Portfolio also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period June 27, 2011 through August 7, 2011, the Master Portfolio and certain other funds managed by the Investment Manager participated in a $100 million committed, unsecured revolving credit facility provided by State Street. For the period May 16, 2011 through June 26, 2011, the collective borrowing amount of the credit facility was $150 million committed, unsecured revolving credit facility provided by State Street. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of the credit facility was $225 million. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280 million. Iinterest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Master Portfolio also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

For the year ended February 29, 2012, the average daily loan balance outstanding on days when borrowing existed was $12,502,817 at a weighted average interest rate of 1.41%.

Columbia International Value Master Portfolio, February 29, 2012

Note 10. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (currently branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considered and ruled in a case captioned Jones v. Harris Associates, which involved issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011. On March 30, 2012, the Eighth Circuit upheld the grant of summary judgment by the District Court in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and

Columbia International Value Master Portfolio, February 29, 2012

governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Report of Independent Registered Public Accounting Firm

To the Holders and Trustees of Columbia Funds Master Investment Trust, LLC

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Value Master Portfolio (constituting a series of Columbia Funds Master Investment Trust, LLC, hereafter referred to as the "Master Portfolio") at February 29, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Master Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 20, 2012

Fund Governance

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. ("Bank of America") to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the "Transaction"). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Edward J. Boudreau, Jr.

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

Pamela G. Carlton

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn

901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

William A. Hawkins

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

R. Glenn Hilliard

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Stephen R. Lewis, Jr.

901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Director, Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher

901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

John J. Nagorniak

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing—Mellon affiliate), 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia

901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Leroy C. Richie

901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

Minor M. Shaw

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President—Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina

Alison Taunton-Rigby

901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

Fund Governance (continued)

Interested Board Member Not Affiliated with Investment Manager*

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero*

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*  Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Interested Board Member Affiliated with Investment Manager*

William F. Truscott

53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	153	None

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Thomas P. McGuire (Born 1972)

225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President—Asset Management Compliance, Columbia Management Investment Advisers, LLC since March 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010; Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Paul D. Pearson (Born 1956)

10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President—Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President—Managed Assets, Investment Accounting, Ameriprise Financial Corporation, 1998-2010

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy K. Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010.

Paul B. Goucher (Born 1968)

100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia International Value Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

Columbia International Value Fund

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1681 C (4/12)

Item 2. Code of Ethics.

(a)          The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau Jr., Pamela G. Carlton, William P. Carmichael, William A. Hawkins and John F. Maher, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Carmichael, Mr. Hawkins and Mr. Maher each are independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended February 29, 2012 and February 28, 2011 are approximately as follows:

2012	2011
$37,100	$35,100

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended February 29, 2012 and February 28, 2011 are approximately as follows:

2012	2011
$6,600	$4,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2012 and 2011, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2012 also includes Audit-Related Fees for agreed-upon procedures for fund accounting and custody conversions.

During the fiscal years ended February 29, 2012 and February 28, 2011, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 29, 2012 and February 28, 2011 are approximately as follows:

2012	2011
$5,400	$6,100

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended February 29, 2012 and February 28, 2011, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 29, 2012 and February 28, 2011 are approximately as follows:

2012	2011
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended February 29, 2012 and February 28, 2011 are approximately as follows:

2012	2011
$395,800	$495,300

In both fiscal years 2012 and 2011, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the  types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended February 29, 2012 and February 28, 2011 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended February 29, 2012 and February 28, 2011 are approximately as follows:

2012	2011
$407,800	$506,000

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Master Investment Trust, LLC

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	April 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	April 23, 2012

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	April 23, 2012